Mama’s Creations, Inc.
Limited Power of Attorney
The undersigned director of Mama’s Creations, Inc., a Nevada corporation (the “Company”), does hereby make, constitute and appoint Adam L. Michaels and Anthony Gruber, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended January 31, 2025, or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 4th day of April 2025.
/s/ Steven Burns
Steven Burns

Mama’s Creations, Inc.
Limited Power of Attorney
The undersigned director of Mama’s Creations, Inc., a Nevada corporation (the “Company”), does hereby make, constitute and appoint Adam L. Michaels and Anthony Gruber, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended January 31, 2025, or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 4th day of April 2025.
/s/ Alfred D’Agostino
Alfred D’Agostino

Mama’s Creations, Inc.
Limited Power of Attorney
The undersigned director of Mama’s Creations, Inc., a Nevada corporation (the “Company”), does hereby make, constitute and appoint Adam L. Michaels and Anthony Gruber, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended January 31, 2025, or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 4th day of April 2025.
/s/ Tom Toto
Tom Toto

Mama’s Creations, Inc.
Limited Power of Attorney
The undersigned director of Mama’s Creations, Inc., a Nevada corporation (the “Company”), does hereby make, constitute and appoint Adam L. Michaels and Anthony Gruber, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended January 31, 2025, or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 4th day of April 2025.
/s/ Dean Janeway
Dean Janeway

Mama’s Creations, Inc.
Limited Power of Attorney
The undersigned director of Mama’s Creations, Inc., a Nevada corporation (the “Company”), does hereby make, constitute and appoint Adam L. Michaels and Anthony Gruber, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended January 31, 2025, or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 4th day of April 2025.
/s/ Meghan Henson
Meghan Henson

Mama’s Creations, Inc.
Limited Power of Attorney
The undersigned director of Mama’s Creations, Inc., a Nevada corporation (the “Company”), does hereby make, constitute and appoint Adam L. Michaels and Anthony Gruber, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended January 31, 2025, or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 4th day of April 2025.
/s/ Shirley Romig
Shirley Romig

Mama’s Creations, Inc.
Limited Power of Attorney
The undersigned director of Mama’s Creations, Inc., a Nevada corporation (the “Company”), does hereby make, constitute and appoint Adam L. Michaels and Anthony Gruber, and each of them, the undersigned’s true and lawful attorneys-in-fact and agents, with power of substitution and resubstitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended January 31, 2025, or other applicable form, and any amendments thereto, to be filed by the Company with the U.S. Securities and Exchange Commission, Washington, D.C. (the “SEC”), and to file the same with all exhibits thereto and other supporting documents in connection therewith with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.
IN WITNESS WHEREOF, the undersigned has hereunto set their hand this 4th day of April 2025.
/s/ Lynn Blake
Lynn Blake